UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2026

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

DE	1-8649	41-0580470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Lyndale Avenue South Bloomington, Minnesota		55420
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (952) 888-8801
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2026, The Toro Company (the “Company”) announced a planned leadership transition as part of its long-term succession planning process. On July 21, 2026, the Board of Directors (the “Board”) of the Company elected Edric C. Funk as President and Chief Executive Officer, effective as of November 1, 2026, and elected him as a member of the Board effective immediately.

In connection with the succession plan, current Chairman and Chief Executive Officer, Richard M. Olson, will transition to the role of Executive Chairman, effective November 1, 2026. Mr. Olson has served as the Company’s Chief Executive Officer since November 2016 and Chairman of the Board since November 2017.

Mr. Funk, age 54, joined the Company in 1996 as a design engineer. He transitioned to marketing in 2003 and held roles of increasing responsibility in the Company’s Residential, Landscape Contractor, International, and Commercial businesses. In 2014, Mr. Funk was promoted to director of global product management for the Commercial and International businesses, and in 2017, he was named managing director of the Company’s Center for Technology, Research & Innovation. Mr. Funk became the general manager of the Sitework Systems business in November 2020, before being promoted to group vice president of Golf, Grounds and Irrigation in November 2022. Mr. Funk began serving as the Company’s President and Chief Operating Officer in September 2025.

In connection with Mr. Funk’s promotion to President and Chief Executive Officer, the Board, upon recommendation of the Compensation & Human Resources Committee of the Board (the “Committee”), (i) increased Mr. Funk’s annual base salary from $715,000 to $1,000,000, effective November 1, 2026, and (ii) set Mr. Funk’s fiscal 2027 annual cash incentive payout target percentage at 120% of his base salary, with such payout to be based on corporate performance measures, weightings and goals that will be determined by the Committee at its meeting expected to be held in December 2026. Any other compensation for Mr. Funk, including the grant of any equity awards, will be determined by the Committee at its meeting expected to be held in December 2026. Effective as of November 1, 2026, Mr. Funk will be eligible for the perquisites available to the Chief Executive Officer as generally described in the Company’s Schedule 14A, Definitive Proxy Statement for its 2026 Annual Meeting of Stockholders under the heading “Executive Compensation” that was filed with the Securities and Exchange Commission on February 3, 2026 (the “Proxy Statement”).

Additionally, on July 21, 2026, the Board increased the size of the Board from nine to ten directors and elected Mr. Funk to fill the vacancy created by such increase, effective immediately. Mr. Funk joins the class of directors having a term ending at the Company’s 2027 Annual Meeting of Stockholders.

There are no other arrangements or understandings between Mr. Funk and any other person pursuant to which he was selected as the Company’s President and Chief Executive Officer or a director of the Company. As of the time of the filing of this report, the Company has not entered into any other material plan, contract or arrangement to which Mr. Funk is a party or in which he participates, or any material amendment, in connection with the election described above. There have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Mr. Funk that are required to be disclosed by Item 404(a) of Regulation S-K and Mr. Funk does not have any “family relationships,” as that term is defined in Item 401(d) of Regulation S-K, with any other executive officer or any director of the Company. As an employee director, Mr. Funk will not receive any director fees or other separate compensation for service on the Board for the period during which he is an employee of the Company and Mr. Funk will not serve on any committees of the Board.

In connection with Mr. Olson’s election as Executive Chairman, and upon recommendation of the Committee, the Board (i) set Mr. Olson’s annual base salary at $763,000, effective as of November 1, 2026, and (ii) set Mr. Olson’s fiscal 2027 annual cash incentive payout target percentage at 130% of his base salary, with such payout to be based on corporate performance measures and weightings that will be determined by the Committee at its meeting expected to be held in December 2026. Any other compensation for Mr. Olson, including the grant of any equity awards, will be determined by the Committee at its meeting expected to be held in December 2026. As Executive Chairman, Mr. Olson will continue to be eligible for the perquisites that were available to him as Chief Executive Officer as generally described in the Proxy Statement.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the press release issued by the Company in connection with the announcement of the election of Mr. Funk as President and Chief Executive Officer and Mr. Olson as Executive Chairman.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press release dated July 22, 2026 issued by The Toro Company (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: July 22, 2026	/s/ Joanna M. Totsky
Joanna M. Totsky
Vice President, General Counsel and Corporate Secretary